UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 14, 2016

RAIT Financial Trust

(Exact name of registrant as specified in its charter)

Maryland	001-14760	23-2919819
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Logan Square, 100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania	19103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 207-2100

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

In its Current Report on Form 8-K filed on September 27, 2016, RAIT Financial Trust (“RAIT”) reported entering into that certain Securities and Asset Purchase Agreement, dated September 27, 2016, by and among RAIT, RAIT TRS, LLC, Jupiter Communities, LLC, the RAIT Selling Stockholders (as defined therein), Independence Realty Trust, Inc. (“IRT”) and Independence Realty Operating Partnership, LP (the “Purchase Agreement”), pursuant to which IRT will complete a management internalization and separation from RAIT and certain of its affliates (the “Internalization”). In connection with the Internalization and the anticipated resignation of Scott F. Schaeffer as Chief Executive Officer (“CEO”) of RAIT, and his subsequent service to RAIT as a consultant, on December 14, 2016, RAIT and Mr. Schaeffer entered into a separation agreement  which provides for his resignation from RAIT, his compensation upon his resignation and other customary matters (the “Schaeffer Separation Agreement”), as well as a consulting agreement which provides the terms of Mr. Schaeffer’s service as a consultant to RAIT (the “Schaeffer Consulting Agreement”). Each of the Schaeffer Separation Agreement and the Schaeffer Consulting Agreement becomes effective as of the Second Closing Date (as defined in the Purchase Agreement).

The Schaeffer Separation Agreement provides that Mr. Schaeffer will resign as an employee of RAIT on the Second Closing Date, and shall cease to be a director, officer, or manager of RAIT and its subsidiaries and affiliates, as applicable, on such date. Pursuant to the Binding Memorandum of Understanding dated September 26, 2016 between Mr. Schaeffer and RAIT, which was reported on RAIT’s Current Report on Form 8-K filed on September 27, 2016, all equity awards granted to Mr. Schaeffer shall continue to vest in accordance with the applicable vesting schedule, and Mr. Schaeffer shall remain entitled to dividends and dividend equivalents on such equity awards. In addition, options and share appreciation rights may be exercised through the expiration of their original terms, and performance share unit awards granted to Mr. Schaeffer in 2015 and 2016 shall continue to time vest and remain subject to the achievement of relevant performance metrics. Mr. Schaeffer will continue to be bound by Section 5 of the Third Amended and Restated Employment Agreement, entered into as of August 4, 2011 by and between RAIT and Mr. Schaeffer, as amended (the “Schaeffer Employment Agreement”), which contains provisions relating to non-competition, non-solicitation, intellectual property, developments and confidentiality, except that RAIT will waive certain restrictions relating to non-competition and non-solicitation, solely with respect to Mr. Schaeffer’s employment with IRT. Mr. Schaeffer will also sign a general release of RAIT on the Second Closing Date.

The Schaeffer Consulting Agreement provides that Mr. Schaeffer will provide advisory and consulting services to RAIT and its subsidiaries as are reasonably requested for a one-year period beginning on the Second Closing Date. In respect of such services, Mr. Schaeffer will be paid a fixed sum of $375,000 for the one year term, and will be reimbursed for all reasonable out-of-pocket expenses in accordance with RAIT’s reimbursement policies. Mr. Schaeffer will continue to be bound by the intellectual property, development and confidentiality terms of the Schaeffer Employment Agreement during and after the consulting term.

On December 14, 2016, in connection with the anticipated termination of James J. Sebra as Chief Financial Officer (“CFO”) of RAIT, RAIT and Mr. Sebra entered into a separation agreement which provides for Mr. Sebra’s resignation from RAIT, his compensation upon his resignation and other customary matters (the “Sebra Separation Agreement”).

The Sebra Separation Agreement provides that Mr. Sebra will remain CFO of RAIT until the later to occur of March 31, 2017, or the filing of RAIT’s Annual Report on Form 10-K for the fiscal year ending December 31, 2016 with the U.S. Securities and Exchange Commission (the “Resignation Date”), at which time Mr. Sebra shall resign as CFO and from any other positions held by him. If RAIT hires a new CFO prior to the Resignation Date, Mr. Sebra may resign at any time following such hire in the sole discretion of RAIT. Pursuant to the Binding Memorandum of Understanding dated September 26, 2016 between Mr. Sebra and RAIT, which was reported on RAIT’s Current Report on Form 8-K filed on September 27, 2016, in the event that Mr. Sebra remains employed by RAIT after December 31, 2016, he will receive a fixed cash bonus equal to a portion of his 2016 cash bonus, which will be prorated for the period of 2017 that Mr. Sebra is employed by RAIT. In addition, all equity awards granted to Mr. Sebra shall continue to vest in accordance with the applicable vesting schedule, and Mr. Sebra shall remain entitled to dividends and dividend equivalents on such equity awards. Options and share appreciation rights may be exercised through the expiration of their original terms, and performance share unit awards granted to Mr. Sebra in

2015 and 2016 shall continue to time vest and remain subject to the achievement of relevant performance metrics. Mr. Sebra will continue to be bound by Section 5 of the Employment Agreement, entered into as of August 2, 2012 by and between RAIT and Mr. Sebra, which contains provisions relating to non-competition, non-solicitation, intellectual property, developments and confidentiality, except that RAIT will waive certain restrictions relating to non-competition and non-solicitation, solely with respect to Mr. Sebra’s employment with IRT. Mr. Sebra will also sign a general release of RAIT on the Resignation Date.

The foregoing descriptions of the Schaeffer Separation Agreement, the Schaeffer Consulting Agreement and the Sebra Separation Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the Schaeffer Separation Agreement, the Schaeffer Consulting Agreement and the Sebra Separation Agreement, filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 hereto, respectively, and each incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT FINANCIAL TRUST

Date: December 16, 2016	By:	/s/ Scott L. N. Davidson
	Name:	Scott L. N. Davidson
	Title:	President

EXHIBIT INDEX

Exhibit Number	Description

10.1	Separation Agreement, dated as of December 14, 2016, between RAIT Financial Trust and Scott F. Schaeffer
10.2	Consulting Agreement, dated as of December 14, 2016, between RAIT Financial Trust and Scott F. Schaeffer
10.3	Separation Agreement, dated as of December 14, 2016, between RAIT Financial Trust and James J. Sebra